UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):       May 5, 1999


                               FACTUAL DATA CORP.
             (Exact name of registrant as specified in its charter)


        Colorado                         0-24205              84-1449911
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                            Identification No.)



                              5200 Hahns Peak Drive
                          Fort Collins, Colorado 80538
                    (Address of principal executive offices)



                                 (970) 663-5700
              (Registrant's telephone number, including area code)

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a) The registrant is filing the required financial statements in connection with its acquisition of F.D.D., Inc. and F.D.S.C., Inc. on May 5, 1999 on this amendment to Form 8-K.

(b) The registrant is also filing the required pro forma information in connection with the acquisition described in Item 7a above on this amendment to Form 8-K.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTUAL DATA CORP.


Date:  July 15, 1999                  By:/s/Jerald H. Donnan
                                    Jerald H. Donnan
                                    Chief Executive Officer

              UNAUDITED PRO FORMA COMBINED STATEMENTS OF
                 INCOME (LOSS) AND UNAUDITED PRO FORMA
                        COMBINED BALANCE SHEET



The following unaudited pro forma combined statements of income for the year ended December 31, 1998 and the three month period ended March 31, 1999 and the unaudited pro forma combined balance sheet as of December 31, 1998 and March 31, 1999 give effect to the business combination of Factual Data Corp. and F.D.D., Inc. and F.D.S.C., Inc. The transaction between Factual Data Corp. and F.D.D., Inc. and F.D.S.C., Inc. has been accounted for as a combination of companies under the purchase method. The unaudited pro forma statements of income have been prepared as if the proposed transaction occurred on January 1, 1998. The unaudited pro forma balance sheets have been prepared as if the proposed transaction occurred March 31, 1999 and December 31, 1998, respectively. These pro forma statements are not necessarily indicative of the results of operations or the financial position as they may be in the future or as they might have been had the transactions become effective on the above mentioned date.

The unaudited pro forma combined statements of income for the year ended December 31, 1998 and the three month period ended March 31, 1999 includes the results of operations of Factual Data Corp., and F.D.D., Inc. and F.D.S.C., Inc.

The unaudited pro forma combined statements of income and the unaudited pro forma combined balance sheets should be read in conjunction with the separate historical financial statements and notes thereto of Factual Data Corp. and F.D.D., Inc. and F.D.S.C., Inc.

      Notes to Unaudited Pro Forma Combined Financial Statements


The following notes and adjustments are related to the business combination between Factual Data Corp. (FDC) and F.D.D., Inc. and F.D.S.C., Inc.

1. Reflects the audited balance sheet and statement of income for the year ended December 31, 1998 of Factual Data Corp. as filed on Form 10-KSB on March 31, 1999.

2. Reflects the March 31, 1999 unaudited balance sheet and statement of income for the three months ended March 31, 1999 of Factual Data Corp. as filed on Form 10-QSB on May 13, 1999.

3. Eliminates assets and liabilities not acquired by FDC in connection with its acquisition of F.D.D., Inc. and F.D.S.C., Inc.

4. Records the acquisition of F.D.D., Inc. and F.D.S.C., Inc. for $2,680,000. To finance the acquisition, FDC paid $2,000,000 in cash at closing and issued a $680,000 note payable bearing interest at 8% per annum. The purchase price has been allocated as follows:

                                                  Asset Category

     Property and equipment                         $   40,700
     Deposits                                            1,472
     Intangible assets                               2,637,828
                                                    ----------

                                                    $2,680,000
                                                    ==========

5. To eliminate depreciation expense which will not continue following the business combination.

6. To record depreciation and amortization of fixed assets and intangibles acquired. Fixed assets are depreciated over a five year life, non-compete agreements over the life of the agreements and customer lists over fifteen years.

7. To eliminate royalty expense and fees and related system affiliate revenues.

8. To eliminate officers salaries and bonuses who will no longer be employed by the Company.

9.    To record interest expense on acquisition debt at 8% per annum.

10. Pro forma income tax adjustment at the statutory rate of 37% for federal and state income taxes.

              Unaudited Pro Forma Combined Balance Sheet
                         As of March 31, 1999



                                                                                  Pro Forma Adjustments
                                               FDD and                       -------------------------------
                             FDC (2)             FDSC           Total           Debit              Credit              Combined
                           ------------     ------------    ------------     ------------       ------------         ------------
Cash ...................   $ 10,607,214     $    237,594    $ 10,844,808     $       --         $   (237,594)(3)     $  8,607,214
                                                                                                                       (2,000,000(4)
Prepaid expenses and
 other .................        292,821            5,260         298,081             --               (5,260)(3)          292,821
Accounts receivable, net      3,603,521          438,227       4,041,748             --             (438,227)(3)        3,603,521
Stock subscription
 receivable ............      4,500,000             --         4,500,000             --                 --              4,500,000
                           ------------     ------------    ------------     ------------       ------------         ------------
 Total current assets ..     19,003,556          681,081      19,684,637             --           (2,681,081)          17,003,556
                           ------------     ------------    ------------     ------------       ------------         ------------

Property and equipment,
 net ...................      3,551,917           57,791       3,609,708           40,700(4)         (57,791)(3)        3,592,617

Other assets ...........     12,055,224            1,472      12,056,696        2,637,828(4)            --             14,694,524
                           ------------     ------------    ------------     ------------       ------------         ------------

                           $ 34,610,697     $    740,344    $ 35,351,041     $  2,678,528       $ (2,738,872)        $ 35,290,697
                           ============     ============    ============     ============       ============         ============


Current portion of
 long-term debt ........   $  1,879,942     $       --      $  1,879,942     $       --         $   (226,667)(4)     $  2,106,609
Accounts payable .......      3,704,223          145,155       3,849,378          145,155(3)            --              3,704,223
Accrued payroll and
 expenses ..............        447,202           21,797         468,999           21,797(3)            --                447,202
Income taxes payable ...        179,221             --           179,221             --                 --                179,221
Deferred income taxes ..         59,291             --            59,291             --                 --                 59,291
                           ------------     ------------    ------------     ------------       ------------         ------------
   Total current
    liabilities ........      6,269,879          166,952       6,436,831          166,952           (226,667)           6,496,546
                           ------------     ------------    ------------     ------------       ------------         ------------

Long-term debt .........      3,153,496             --         3,153,496             --             (453,333)(4)        3,606,829
Deferred income taxes ..        311,749             --           311,749             --                 --                311,749

Shareholders' equity
 Common stock ..........     22,145,733            5,500      22,151,233            5,500(3)            --             22,145,733
 Retained earnings .....      2,729,840          567,892       3,297,732          567,892(3)            --              2,729,840
                           ------------     ------------    ------------     ------------       ------------         ------------
                             24,875,573          573,392      25,448,965          573,392               --             24,875,573
                           ------------     ------------    ------------     ------------       ------------         ------------

                           $ 34,610,697     $    740,344    $ 35,351,041     $    740,344       $   (680,000)        $ 35,290,697
                           ============     ============    ============     ============       ============         ============

                   Unaudited Pro Forma Combined Balance Sheet
                             As of December 31, 1998


                                                                                      Pro Forma Adjustments
                                                FDD and                         ---------------------------------
                               FDC (1)           FDSC             Total            Debit                 Credit          Combined
                             ------------     ------------     ------------     ------------         ------------      ------------
Cash ...................     $  1,093,295     $    307,771     $  1,401,066     $       --           $   (307,771)(3)   $ 1,093,295
Short-term investments .        2,212,386             --          2,212,386             --             (2,000,000)(4)       212,386
Prepaid expenses and
 other .................          105,964            2,532          108,496             --                 (2,532)(3)       105,964
Accounts receivable, net        2,919,578          396,825        3,316,403             --               (396,825)(3)     2,919,578
                             ------------     ------------     ------------     ------------         ------------      ------------
 Total current assets ..        6,331,223          707,128        7,038,351             --             (2,707,128)        4,331,223
                             ------------     ------------     ------------     ------------         ------------      ------------


Property and equipment,
 net ...................        2,976,419           57,518        3,033,937           40,700(4)           (57,518)(3)     3,017,119

Other assets ...........        8,869,259            1,472        8,870,731        2,637,828(4)              --          11,508,559
                             ------------     ------------     ------------     ------------         ------------      ------------

                             $ 18,176,901     $    766,118     $ 18,943,019     $  2,678,528          $(2,764,646)     $ 18,856,901
                             ============     ============     ============     ============         ============      ============


Current portion of
 long-term debt ........     $  1,304,953     $       --       $  1,304,953     $       --           $   (226,667)(4)  $  1,531,620
Accounts payable .......        2,225,685          120,085        2,345,770          120,085(3)              --           2,225,685
Accrued payroll and
 expenses ..............          431,441           18,959          450,400           18,959(3)              --             431,441
Income taxes payable ...          524,186             --            524,186             --                   --             524,186
Deferred income taxes ..           59,291             --             59,291             --                   --              59,291
                             ------------     ------------     ------------         ------------      ------------      ------------
   Total current
    liabilities ........        4,545,556          139,044        4,684,600          139,044             (226,667)        4,772,223
                             ------------     ------------     ------------         ------------      ------------      ------------

Long-term debt .........        2,492,571             --          2,492,571             --               (453,333)(4)     2,945,904
Deferred income taxes ..          302,762             --            302,762             --                   --             302,762

Shareholders' equity
 Common stock ..........        8,614,705            5,500        8,620,205            5,500(3)              --           8,614,705
 Retained earnings .....        2,221,307          621,574        2,842,881          621,574(3)              --           2,221,307
                             ------------     ------------     ------------         ------------      ------------      ------------
                               10,836,012          627,074       11,463,086              627,074              --          10,836,012
                             ------------     ------------     ------------         ------------      ------------      ------------

                             $ 18,176,901     $    766,118     $ 18,943,019         $    766,118      $   (680,000)     $ 18,856,901
                             ============     ============     ============         ============      ============      ============

              Unaudited Pro Forma Combined Statement of Operations
                    For the Three Months Ended March 31, 1999



                                                                                   Pro Forma Adjustments
                                              FDD and                       -------------------------------
                              FDC(2)            FDSC           Total            Debit                Credit             Combined
                           -----------      -----------     -----------      -----------         -----------          -----------
Information systems ..     $ 4,391,299      $   799,775     $ 5,191,074      $      --           $      --            $ 5,191,074
Ancillary income .....         477,714             --           477,714           32,665(7)             --                445,049
System affiliates ....         483,869             --           483,869           76,139(7)             --                407,730
                           -----------      -----------     -----------      -----------         -----------          -----------
 Total revenue .......       5,352,882          799,775       6,152,657          108,804                --              6,043,853
                           -----------      -----------     -----------      -----------         -----------          -----------

Operating expenses
  Cost of services
   provided ..........       3,199,662          427,202       3,626,864             --              (108,804)(7)        3,518,060
  Selling, general and
   administration ....       1,293,407          166,908       1,460,315           46,499(6)          (11,100)(8)        1,484,670
                                  --               --              --               --               (11,044)(5)            --
                           -----------      -----------     -----------      -----------         -----------          -----------
  Total operating
   expenses ..........       4,493,069          594,110       5,087,179           46,499            (130,948)           5,002,730
                           -----------      -----------     -----------      -----------         -----------          -----------

Income (loss) from
 operations ..........         859,813          205,665       1,065,478          155,303            (130,948)           1,041,123
                           -----------      -----------     -----------      -----------         -----------          -----------

Other income, net ....          59,797            5,653          65,450             --                  --                 65,450
Interest expense .....         (85,854)            --           (85,854)          13,600(9)             --                (99,454)
                           -----------      -----------     -----------      -----------         -----------          -----------

Income before taxes ..         833,756          211,318       1,045,074          168,903            (130,948)           1,007,119
Income tax expense
 (benefit) ...........         325,223           78,188         403,411             --               (14,043)(10)         389,368
                           -----------      -----------     -----------      -----------         -----------          -----------



Net income                 $   508,533      $   133,130     $   641,663      $   168,903         $  (144,991)         $   617,751
                           ===========      ===========     ===========      ===========         ===========          ===========

Basic earnings per share   $       .14                                                           $       .17
                           ===========                                                           ===========

Weighted average pro
 forma shares
 outstanding - basic         3,596,663                                                             3,596,663
                           ===========                                                           ===========

Diluted earnings per
 share                     $       .13                                                           $       .16
                           ===========                                                           ===========

Weighted average pro
 forma shares
 outstanding - diluted       3,790,037                                                            3,790,037
                           ===========                                                           ===========

                Unaudited Pro Forma Combined Statement of Income
                      For the Year Ended December 31, 1998

                                                                                   Pro Forma Adjustments
                                              FDD and                        ---------------------------------
                              FDC(2)            FDSC             Total           Debit                Credit              Combined
                           ------------     ------------     ------------    ------------         ------------         ------------
Information systems ...    $  6,235,604     $  3,581,562     $  9,817,166    $       --           $       --           $  9,817,166
Ancillary income ......       1,451,104             --          1,451,104         136,343(7)              --              1,314,761
System affiliates .....       2,198,260             --          2,198,260         335,326(7)              --              1,862,934
Training, license and
 other ................          58,578             --             58,578            --                   --                 58,578
                           ------------     ------------     ------------    ------------         ------------         ------------
 Total revenue ........       9,943,546        3,581,562       13,525,108         471,669                 --             13,053,439
                           ------------     ------------     ------------    ------------         ------------         ------------

Operating expenses
  Cost of services
   provided ...........       4,986,064        1,907,049        6,893,113            --               (471,669)(7)        6,421,444
  Selling, general and
   administration .....       2,603,589          709,575        3,313,164         185,995(6)           (44,400)(8)        3,409,998
                                   --               --               --              --                (44,761)(5)              --
                           ------------     ------------     ------------    ------------         ------------         ------------
  Total operating
   expenses ...........       7,589,653        2,616,624       10,206,277         185,995             (560,830)           9,831,442
                           ------------     ------------     ------------    ------------         ------------         ------------

Income (loss) from
 operations ...........       2,353,893          964,938        3,318,831         657,664             (560,830)           3,221,997
                           ------------     ------------     ------------    ------------         ------------         ------------

Other income ..........         185,262           30,726          215,988            --                   --                215,988
Interest expense ......        (152,421)            --           (152,421)         54,400(9)              --               (206,821)
                           ------------     ------------     ------------    ------------         ------------         ------------

Income (loss) before
 taxes ................       2,386,734          995,664        3,382,398         712,064             (560,830)           3,231,164
Income tax expense
 (benefit) ............         810,000          368,396        1,178,396            --                (55,957)(10)       1,122,439
                           ------------     ------------     ------------    ------------         ------------         ------------

Net income (loss) .....    $  1,576,734     $    627,268     $  2,204,002    $    712,064         $   (616,787)        $  2,108,725
                           ============     ============     ============    ============         ============         ============

Basic earnings per share   $        .59                                                                                $        .79
                           ============                                                                                ============

Weighted average pro
 forma shares
 outstanding - basic          2,680,753                                                                                   2,680,753
                           ============                                                                                ============

Diluted earnings per
 share                     $        .57                                                                                $        .76
                           ============                                                                                ============

Weighted average pro
 forma shares
 outstanding - diluted        2,769,214                                                                                  2,769,214
                           ============                                                                                ============

                    F.D.D., INC. AND F.D.S.C., INC.




                           Table of Contents




Independent Auditors' Report......................................F - 1

Financial Statements

    Combined Balance Sheets.......................................F - 2

    Combined Statements of Income.................................F - 3

    Combined Statements of Changes in Stockholder's Equity........F - 4

    Combined Statements of Cash Flows.............................F - 5

Notes to Combined Financial Statements............................F - 7

                     INDEPENDENT AUDITORS' REPORT




To the Stockholder
F.D.D., Inc. and F.D.S.C, Inc.
Denver, Colorado


We have audited the accompanying combined balance sheet of F.D.D., Inc. and F.D.S.C., Inc. as of December 31, 1998, and the related combined statements of income, changes in stockholder's equity and cash flows for each of the years in the two year period ended December 31, 1998. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of F.D.D., Inc. and F.D.S.C., Inc. as of December 31, 1998 and the results of their operations and their cash flows for each of the years in the two year period ended December 31, 1998, in conformity with generally accepted accounting principles.





                                        /s/Ehrhardt Keefe Steiner & Hottman PC
                                           Ehrhardt Keefe Steiner & Hottman PC
May 21, 1999
Denver, Colorado

                         F.D.D., INC. AND F.D.S.C., INC.

                             Combined Balance Sheets


                                                            December 31,   March 31,
                                                                1998         1999
                                                              --------     --------
                                                                         (Unaudited)
                                    Assets
Current assets
  Cash and cash equivalents .............................     $307,771     $237,594
  Accounts receivable - trade ...........................      399,357      443,487
                                                              --------     --------
     Total current assets ...............................      707,128      681,081

Property and equipment, net (Note 2) ....................       57,518       57,791

Other assets
  Deposits and other ....................................        1,472        1,472
                                                              --------     --------

                                                              $766,118     $740,344
                                                              ========     ========

                     Liabilities and Stockholder's Equity
Current liabilities
  Accounts payable ......................................     $120,085     $145,155
  Accrued payroll and taxes .............................        9,511       16,592
  Accrued expenses ......................................        9,448        5,205
                                                              --------     --------
     Total current liabilities ..........................      139,044      166,952

Commitments (Notes 3 and 4)

Stockholder's equity
  Common stock (Note 5) .................................        5,500        5,500
  Retained earnings .....................................      621,574      567,892
                                                              --------     --------
     Total stockholder's equity .........................      627,074      573,392
                                                              --------     --------

                                                              $766,118     $740,344
                                                              ========     ========


              See notes to combined financial statements.

                         F.D.D., INC. AND F.D.S.C., INC.

                          Combined Statements of Income


                                         For the Year Ended            For the Three Months Ended
                                             December 31,                        March 31,
                                     ----------------------------      ----------------------------
                                        1997             1998             1998             1999
                                     -----------      -----------      -----------      -----------
                                                                               (Unaudited)

Revenues .......................     $ 2,523,279      $ 3,581,562      $   970,544      $   799,775
                                     -----------      -----------      -----------      -----------

Operating Expenses
  Costs of services provided ...       1,480,260        1,907,049          475,058          427,202
 General and administrative ....         639,526          709,575          170,267          166,908
                                     -----------      -----------      -----------      -----------
     Total operating expenses ..       2,119,786        2,616,624          645,325          594,110
                                     -----------      -----------      -----------      -----------

Income from operations .........         403,493          964,938          325,219          205,665
Interest income ................          14,354           30,726            6,641            5,653
                                     -----------      -----------      -----------      -----------

Net income .....................         417,847          995,664          331,860          211,318

Pro forma adjustment - provision
 for income taxes (Note 1) .....        (154,603)        (368,396)        (122,788)         (78,188)
                                     -----------      -----------      -----------      -----------

Pro forma net income ...........     $   263,244      $   627,268      $   209,072      $   133,130
                                     ===========      ===========      ===========      ===========

Pro forma basic earnings per ...     $     47.86      $    114.05      $     38.01      $     24.21
                                     ===========      ===========      ===========      ===========
 share

Weighted average number of
 shares outstanding ............           5,500            5,500            5,500            5,500
                                     ===========      ===========      ===========      ===========

                  See notes to combined financial statements.

                        F.D.D., INC. AND F.D.S.C., INC.

              Combined Statements of Changes in Stockholder's Equity
                 For the Years Ended December 31, 1997 and 1998
                       And the Period Ended March 31, 1999



                                   Common Stock (Note 5)                      Total
                                  -----------------------     Retained     Stockholder's
                                    Shares       Amount       Earnings        Equity
                                  ---------     ---------     ---------      ---------
Balance at December 31, 1996          5,500     $   5,500     $ 228,666      $ 234,166

Distributions to stockholder           --            --        (381,602)      (381,602)

Net income for the year ended
 December 31, 1997 ..........          --            --         417,847        417,847
                                  ---------     ---------     ---------      ---------

Balance at December 31, 1997          5,500         5,500       264,911        270,411

Distributions to stockholder           --            --        (639,001)      (639,001)

Net income for the year ended
 December 31, 1998 ..........          --            --         995,644        995,664
                                  ---------     ---------     ---------      ---------

Balance at December 31, 1998          5,500         5,500       621,574        627,074

Distributions to stockholder           --            --        (265,000)      (265,000)
 (unaudited)

Net income for the three
 months ended March 31,
 1999 (unaudited) ...........          --            --         211,318        211,318
                                  ---------     ---------     ---------      ---------
Balance at March 31,
 1999 (unaudited) ...........         5,500     $   5,500     $ 567,892      $ 573,392
                                  =========     =========     =========      =========


                  See notes to combined financial statements.

                        F.D.D., INC. AND F.D.S.C., INC.

                        Combined Statements of Cash Flows


                                       For the Years Ended        For the Three Months Ended
                                            December 31,                  March 31,
                                     ------------------------      ------------------------
                                        1997           1998           1998          1999
                                     ---------      ---------      ---------      ---------
                                                                          (Unaudited)

Cash flows from operating
 activities
  Net income ...................     $ 417,847      $ 995,664      $ 331,860      $ 211,318
                                     ---------      ---------      ---------      ---------
  Adjustments to reconcile net
   income to net cash provided
   by operating activities
    Depreciation ...............        41,749         44,760         11,438         11,044
    Loss on sale of fixed assets         7,989           --             --             --
    Changes in operating assets
    and liabilities
      Accounts receivable ......       (91,751)      (102,287)      (217,112)       (44,130)
      Accounts payable .........        63,176         14,746         68,730         25,070
      Accrued liabilities ......           285         (3,511)         3,822          2,838
                                     ---------      ---------      ---------      ---------
                                        21,448        (46,292)      (133,122)        (5,178)
                                     ---------      ---------      ---------      ---------
        Net cash provided by
        operating activities ...       439,295        949,372        198,738        206,140
                                     ---------      ---------      ---------      ---------

Cash flows from investing
 activities
  Purchase of property and .....       (66,007)       (39,741)       (17,045)       (11,317)
  equipment
  Proceeds from sale of fixed
   assets ......................         8,000           --             --             --
                                     ---------      ---------      ---------      ---------
        Net cash used by
        investing activities ...       (58,007)       (39,741)       (17,045)       (11,317)
                                     ---------      ---------      ---------      ---------

Cash flows from financing
 activities
  Distributions to stockholder .      (381,602)      (639,001)          --         (265,000)
                                     ---------      ---------      ---------      ---------
        Net cash used in
        financing activities ...      (381,602)      (639,001)          --         (265,000)
                                     ---------      ---------      ---------      ---------

Net (decrease) increase in cash
 and cash equivalents ..........          (314)       270,630        181,693        (70,177)

Cash and cash equivalents, at
 beginning of period ...........        37,455         37,141         37,141        307,771
                                     ---------      ---------      ---------      ---------

Cash and cash equivalents,
 at end of period ..............     $  37,141      $ 307,771      $ 218,834      $ 237,594
                                     =========      =========      =========      =========



                   See notes to combined financial statements.

                        F.D.D., INC. AND F.D.S.C., INC.

                     Notes to Combined Financial Statements


Note 1 - Organization and Summary of Significant Accounting Policies

Organization

F.D.D., Inc. and F.D.S.C., Inc. (collectively, the Company) were incorporated in the state of Colorado in January 1989 and February 1992, respectively. The Company was established for the purpose of providing information services, to financial lending institutions primarily in the mortgage lending industry. The Company provides these services primarily in the state of Colorado.

Principles of Combination

The accompanying combined financial statements include the accounts of F.D.D., Inc. and F.D.S.C., Inc. Both companies are owned 100% by the same stockholder. The Company's financial statements have been presented on a combined basis to provide a more meaningful presentation due to common ownership, both companies operating in the same line of business, and both entities being subsequently sold under one asset purchase agreement. All intercompany accounts and transactions have been eliminated in combination.

Interim Financial Statements (Unaudited)

In the opinion of the Company, the accompanying unaudited combined interim financial statements contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company at March 31, 1999 and the results of their operations, changes in stockholder's equity and cash flows for the three months ended March 31, 1999 and 1998. The results of operations for the three months ended March 31, 1999 and 1998 are not necessarily indicative of the results to be expected for the full year.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

Concentration of Credit Risk

In the normal course of business, the Company extends unsecured credit to virtually all of their customers related to providing information services. Additionally, at times, the Company maintains cash balances in excess of FDIC limits.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line methods based on the estimated useful lives of the assets which range from five to seven years and 39 years for leasehold improvements.

Advertising Costs

Advertising costs are expensed as incurred.

Income Taxes

The Company has elected to be taxed under Subchapter S of the Internal Revenue Code. Under these provisions, the Company is not subject to income taxes as separate entities. Income or loss of the Company is required to be included in the income tax return of the stockholder.

Included in the statement of operations are pro forma income tax adjustments computed using the statutory rates in effect, which represent the estimated federal and state tax provisions that would have been required had the Company been taxed as a C-Corporation. The Company's effective statutory rate based on pretax income was 37% for all periods presented.

Revenue Recognition

The Company recognizes revenue generated from mortgage credit reports and other information services when the information has been provided to the customer, as substantially all required services have been performed.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying amounts of financial instruments including cash, receivables, accounts payable and accrued liabilities approximate their fair values as of December 31, 1998 and March 31, 1999 (unaudited) because of the relatively short maturity of these instruments.

Basic Earnings Per Common Share

The Company computes earnings per share in accordance with Statement of Financial Accounting Standard No. 128. The Company has presented only basic earnings per share as the Company has no dilutive potential common shares. Basic earnings per share has been computed based on the weighted average number of shares outstanding.

Note 2 - Property and Equipment

Property and equipment consist of the following:

                                                   December 31,     March 31,
                                                      1998            1999
                                                   ------------   ------------
                                                                   (Unaudited)

    Automobiles                                      $  37,720      $  37,720
    Equipment                                          137,007        148,202
    Furniture and fixtures                              53,483         53,483
    Leasehold improvements                              14,439         14,439
                                                     ---------      ---------
                                                       242,649        253,844
      Less accumulated depreciation                   (185,131)      (196,053)
                                                     ---------      ---------

                                                     $  57,518      $  57,791
                                                     =========      =========


Note 3 - Commitments

Operating Leases

Each company leases office space under operating leases. F.D.D., Inc. maintains an office lease which calls for monthly rental payments of $1,917 which increase annually based on the "Consumer Price Index", however, the increase cannot exceed 6% per year. The lease expires in February 2001. F.D.S.C., Inc. maintains an office lease which calls for monthly payments of $2,500 and expires December 31, 2018. The monthly lease payments increase 5% annually.

The Company maintains various other operating leases for equipment and an automobile. These leases expire between March 1999 and May 2002. Monthly expense for all operating leases total $83,266, $71,983, $21,454 and $21,759 for the years ended December 31, 1998 and 1997 and the three months ended March 31, 1999 and 1998 (unaudited), respectively.

Future minimum annual lease payments are as follows:

      Year Ended December 31,

             1999                                 $   94,047
             2000                                     91,424
             2001                                     55,677
             2002                                     43,319
             2003                                     36,465
             Thereafter                              826,210
                                                  ----------

                                                  $1,147,142
                                                  ==========

Note 4 - 401(k) Plan

The Company adopted a 401(k) plan effective April 1, 1994, as amended April 12, 1997. All employees of age 21 or older who complete one year of service are eligible for the plan. Employees have an option to contribute compensation up to 15% of their to the plan (as defined). The Company makes discretionary contributions to the plan based on set percentages decided prior to the plan year end. The Company's contributions for the years ended December 31, 1998 and 1997 and the three months ended March 31, 1999 and 1998 (unaudited) were $5,260, $5,423, $1,465 and $1,306, respectively.


Note 5 - Common Stock

Common stock for each entity in the combined group is as follows:

                                                December 31,    March 31,
                                                    1998          1999
                                              ----------     ----------
                                                             (Unaudited)
F.D.D.,  Inc.:  No  par  value;  1,000,000
 shares  authorized,  5,000 shares  issued
 and  outstanding at December 31, 1998 and
 March 31, 1999 (unaudited)                   $    5,000     $    5,000

F.D.S.C.,  Inc.:  No par value;  1,000,000
 shares authorized,  500 shares issued and
 outstanding  at  December  31,  1998  and
 March 31, 1999 (unaudited).                         500            500
                                              ----------     ----------

                                              $    5,500     $    5,500
                                              ==========     ==========